Exhibit 10.11(c)

AMENDMENT NO. 2
TO
CONNOLLY SUPERHOLDINGS, INC. 2012 EQUITY INCENTIVE PLAN

This AMENDMENT NO. 2, dated as of March 10, 2016 (this “Amendment”), to that certain Connolly Superholdings, Inc. 2012 Equity Incentive Plan, as amended (the “Plan”).

WHEREAS, Connolly Superholdings, Inc. has previously changed its name to Cotiviti
 Holdings, Inc. (the “Company”).

WHEREAS the Board of Directors of Cotiviti Holdings, Inc. (f/k/a Connolly Superholdings, Inc. and f/k/a Strident Superholdings, Inc.) (the “Plan Administrator”) desires to update the name of the Plan to reflect to change in the Company’s name from Connolly Superholdings, Inc. to Cotiviti Holdings, Inc..

NOW THEREFORE, it is hereby acknowledged and agreed that:

1.                                      Defined Terms.  Capitalized terms used herein, but not defined herein, have the respective meanings ascribed thereto in the Plan.

2.                                      Amendment.  All references within the Plan to “Connolly Superholdings, Inc.” and “the Company” shall deemed to refer to “Cotiviti Holdings, Inc.”

3.                                      Reference to and Effect on the Plan.  Except as specifically amended herein, the Plan shall remain in full force and effect and is hereby ratified and confirmed.  All references in the Plan to the “Plan” shall mean the Plan as amended by this Amendment.

4.                                      Effectiveness.  This Amendment shall become effective as of the date this Amendment is approved by the Board of Directors of Cotiviti Holdings, Inc.